Exhibit 10.60

                                   GUARANTY

                            AND SECURITY AGREEMENT


                                                         Date:  July 19, 1995

SECTION 1. Definitions. The following terms have the following meanings unless otherwise specified herein:

"Bank" means Republic National Bank of New York (France), a bank formed under the laws of France, and its successors and assigns, and any Person acting as agent or nominee for Republic National Bank of New York (France), and any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, Republic National Bank of New York (France), and/or Republic New York Corporation, and/or Safra Republic Holdings S.A.

"Bankruptcy Code" shall mean the United States Bankruptcy Code, and any amendments thereto (Title 11, United States Code).

+----------------------------------------------------------------------------+
|"Borrower" shall mean Inter Parfums, S.A. and Inter Parfums Holding, S.A.   |
|(if more than one, "Borrower" shall mean each, any or all of them).         |
+----------------------------------------------------------------------------+

"Claims" shall mean each "claim" as that term is defined under Section 101(4) of the Bankruptcy Code.

"Collateral" shall mean all property that secures the payment of the Obligations, and any Proceeds thereof.

"Guaranty" shall mean this Guaranty and Security Agreement.

"Guarantor" shall mean the undersigned (and if more than one, "Guarantor" shall mean each, any and all of them, jointly and severally).

"Liabilities" shall mean any and all indebtedness, obligations (whether monetary or non-monetary) and liabilities of Guarantor to the Bank under this Guaranty, and all Claims thereon, including without limitations all Obligations.

"Lien" means any lien, security interest, pledge, hypothecation, or other claim in or with respect to any Security.

"Obligations" shall mean any and all indebtedness, obligations and liabilities of the Borrower to the Bank, and all Claims of the Bank against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Bank in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refunding, replacements and modifications of any of the foregoing.


"Person" shall mean any natural person, corporation, partnership, trust, government or other association or legal entity.

"Proceeds" shall have the meaning assigned to that term by the New York Uniform Commercial Code, as amended, and also means all "proceeds," "products," "offspring," "rents" or "profits" of any property, as such quoted terms are used in the Bankruptcy Code.

"Security" shall mean any property which secures payment or performance of any of the Liabilities, and all Proceeds thereof.

SECTION 2. Scope of Guaranty. In consideration of any extension of credit or other financial accommodation heretofore, now or hereafter made by the Bank to or for the account of the Borrower, whether voluntary or obligatory, Guarantor hereby absolutely and unconditionally guarantees to the Bank the prompt and complete payment and performance when due (whether at stated maturity, by required prepayment, acceleration, or otherwise) of all Obligations and the performance of each of Borrower's covenants and obligations under all loan agreements, documents and instruments evidencing or relating to any Obligations or under which any Obligations may have been issued, created, assumed, suffered involuntarily, or guaranteed, and all expenses incurred in collecting or enforcing the same, as more fully set below, all of which conclusively shall be deemed to have been incurred in reliance upon this Guaranty, as if each of the foregoing were the direct and primary legal responsibility of Guarantor and not the Borrower.

SECTION 3. Security. As Security for the Liabilities of Guarantor, Guarantor hereby grants to the Bank a continuing lien upon and security interest in, and hereby pledges, assigns and transfers to the Bank, all right, title and interest of Guarantor in and to all deposits (general or special) of Guarantor at any time maintained with the Bank or any branch, subsidiary or affiliate of the Bank, wherever located, and any substitutions and all products and Proceeds thereof, and any other property described below, whether now or hereafter existing or acquired, and wherever located, and any substitutions and all products and Proceeds (including but not limited to insurance proceeds) thereof:

     The Bank or its nominee may exercise any right of Guarantor with respect to any Security whether or not any Obligation or Liability is then due and payable or any default has occurred. In any statutory or non-statutory proceeding, affecting the Borrower, Guarantor or any Security or any Obligation or Liability, the Bank or its nominee may, whether or not any Obligation or Liability is then due and payable or any default shall have occurred, and regardless of the amount of Obligations or Liabilities, assert, or file a proof of claim for, the full amount of any such Obligation, Liability or the Security and vote such claim, for the full amount thereof: (a) for or against any proposal or resolution; (b) for a trustee or trustees or for a committee of creditors; or (c) for the acceptance or rejection of any proposed arrangement, plan of reorganization, wage earners plan, composition or extension, and the Bank or its nominee may receive any payment or distribution and give acquittance therefor and may exchange or release any Security. Guarantor agrees that at any time, whether or not any Obligation or Liability is then due and payable or any default shall have occurred, the Bank shall have the right to notify any account debtor (with respect to any Security consisting of Accounts), or the obligor on any Instrument or other right or claim of Guarantor to any payment which is Security, to make payment directly to the Bank, whether or not any default shall have occurred and whether or not Guarantor was theretofore making collections on such Security, and also to take control of any Proceeds the Bank is entitled to under Section 9-306 of the New York Uniform Commercial Code. If any Security consists of Accounts, Instruments or other rights or claims of Guarantor to any payment, then at the Bank's request Guarantor shall promptly notify (in manner, form and substance satisfactory to the Bank) all Persons obligated to Guarantor under any such Accounts, Instruments or other rights or claims of Guarantor to any payment that the Bank possesses a security interest in such Accounts, Instruments or other rights or claims of Guarantor to any payment and that all payments in respect of such Accounts, Instruments or other rights or claims of Owner to any payment are to be made directly to the Bank. Guarantor shall not settle, compromise or adjust any disputed amount, or allow any credit, rebate or discount with respect to any Account, Instrument or other right or claim of Guarantor to any payment which constitutes Security under this Guaranty. After the Bank shall have given any notice to an account debtor of the type specified above, any and all accounts recovered by Guarantor from the account debtor or other obligor so notified shall be promptly remitted to the Bank, and until so remitted shall be segregated by Guarantor and held in trust for the Bank.

     To the extent permitted by applicable law, the Bank or its nominee is hereby given a right of setoff for the amount of the Liabilities upon any of and all said deposits and any credits of Guarantor with, and any and all claims of Guarantor against, the Bank at any time existing and the Bank is hereby authorized to setoff and apply such deposits, credits and claims, without prior notice or demand, to the Liabilities in such order and amounts as the Bank may elect, although such Liabilities may be contingent or unmatured.

     Guarantor shall, upon request of the Bank, assemble the Security and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to the Bank and Guarantor. The Bank will give Guarantor notice of the time and place of any public sale of the Security or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice, as provided below, at least five days before the time of the sale or disposition, which provisions for notice Guarantor agrees are reasonable. No such notice need be given by the Bank with respect to Security which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Guarantor shall remain liable to the Bank for the payment of any deficiency with interest thereon at the highest rate applicable to the Obligations, or if no rate is specified with respect to such Obligations, at the then legal rate of interest.

      Guarantor will do all such other acts and things and will execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, assignments, and notices as the Bank may reasonably deem necessary or advisable from time to time in order to perfect and preserve the Liens created by this Guaranty and will, at its own cost and expense, cause such Lien to be perfected and continue to be perfected and to be and remain prior to all other Liens. The Bank, acting through its officers, employees and authorized agents, is hereby irrevocably appointed the attorney-in-fact of Guarantor to do, at Guarantor's expense, all acts and things which the Bank may reasonably deem necessary or advisable to preserve, perfect, continue to perfect and/or maintain the priority of such Liens, including the signing of financing, continuation or other similar statements and notices on behalf of Guarantor, and which Guarantor is required to do by the terms of this Guaranty. Guarantor hereby authorizes the Bank to sign and file financing statements with respect to the Security without the signature of Guarantor. Guarantor shall pay all filing fees for financing statements with respect to the Security.

SECTION 4. Reinstatement. If after receipt of any payment of, or proceeds of Security applied (or intended to be applied) to the payment of, all or any part of the Obligations, the Bank is for any reason compelled to surrender or voluntarily surrenders, such payment or proceeds to any person, (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds; or
(b) for any other reason, including without limitation (i) any judgment, decree or order of any Court or administrative body having jurisdiction over the Bank or any of its property, or (ii) any settlement or compromise of any such claim effected by the Bank with any such claimant (including the Borrower), then the Obligations or part thereof intended to be satisfied shall be reinstated and continue and this Guaranty shall continue in full force as if such payment or proceeds had not been received by the Bank, notwithstanding any revocation thereof or the cancellation of any note or other instrument evidencing any Obligation or otherwise; and Guarantor shall be liable to pay to the Bank, and hereby does indemnify the Bank and hold the Bank harmless for, the amount of such payment or proceeds so surrendered and all expenses (including all attorneys' fees, court costs and expenses attributable thereto) incurred by the Bank in the defense of any claim made against the Bank that any payment or proceeds received by the Bank in respect of all or any part of the Obligations must be surrendered. The provisions of this Section 4 shall survive the termination of this Guaranty, and any satisfaction and discharge of the Borrower by virtue of any payment, court order or any federal or state law.

SECTION 5. Waiver. Guarantor hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual of any of the Obligations; (b) presentment, demand for payment, notice of dishonor, and protest; (c) notice of any other nature whatsoever, except for notices specifically provided for in this Guaranty or which may not be waived under applicable law; (d) any requirement that the Bank take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower; or (e) failure to protect, preserve or resort to any Collateral or to exercise or enforce the Bank's rights under any other guaranties of or security for the Obligations; and Guarantor further agrees that this Guaranty will not be discharged (subject to the provisions contained in Section 11) except by complete performance of all Obligations of the Borrower and the Liabilities of Guarantor hereunder.

SECTION 6. Consent. Guarantor hereby consents that from time to time, and without further notice to or consent of Guarantor, the Bank may take any or all of the following actions without diminishing, releasing or otherwise affecting the liability of Guarantor to pay and perform under this Guaranty: (a) extend, renew, modify, compromise, settle or release the Obligations (including without limitation any increase or decrease in the interest rate); (b) release or compromise any liability of any party or parties with respect to Obligations;
(c) release its security interest in any or all of the Collateral or exchange,

surrender, or otherwise deal with the Collateral as the Bank may determine; or
(d) exercise or refrain from exercising any right or remedy of the Bank against any person or property.

SECTION 7. Guaranty Absolute. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of any lack of validity, regularity or enforceability of the Obligations or any note, instrument or agreement evidencing the same or relating thereto, the acceptance of additional guarantees or collateral or the termination, by operation of law or otherwise, of the liability of anyone with respect to the Obligations, or any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower.

SECTION 8. WAIVER OF SUBROGATION. NOTWITHSTANDING ANY PAYMENT OR PAYMENTS MADE BY GUARANTOR HEREUNDER, OR ANY SETOFF OR APPLICATION BY THE BANK OF THE SECURITY OR OF ANY CREDITS OR CLAIMS, GUARANTOR WILL NOT ASSERT OR EXERCISE ANY RIGHTS OF THE BANK OR GUARANTOR AGAINST THE BORROWER TO RECOVER THE AMOUNT OF ANY PAYMENT MADE BY GUARANTOR TO THE BANK HEREUNDER OR UNDER ANY OTHER GUARANTEE BY WAY OF SUBROGATION, REIMBURSEMENT, CONTRIBUTION, INDEMNITY, OR OTHERWISE ARISING BY CONTRACT OR OPERATION OF LAW, AND GUARANTOR SHALL HAVE NO RIGHT OF RECOURSE TO OR ANY CLAIM AGAINST ANY ASSETS OR PROPERTY OF THE BORROWER, UNLESS AND UNTIL THE OBLIGATIONS OF THE BORROWER HAVE BEEN SATISFIED IN FULL. If there is more than one Guarantor, each Guarantor agrees not to seek contribution from any other Guarantor until all the Obligations shall have been paid in full. If any amount shall nevertheless be paid to a Guarantor by Borrower or another Guarantor such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this Section 8 shall survive the terminaton of this Guaranty, and any satisfaction and discharge of the Borrower by virtue of any payment, court order or any federal or state law.

SECTION 9. Expenses. Guarantor hereby agrees to pay any and all expenses incurred by the Bank in enforcing any rights under this Guaranty or in defending any of its rights or any amounts received hereunder. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Bank to obtain payment hereunder, to advise it as to its rights, to adjudicate the rights of the parties hereunder or for the defense of any of its rights or amounts received hereunder, the Bank shall be entitled to recover all attorneys' fees, court costs, and expenses attributable thereto.

SECTION 10. Binding Effect. Except to the extent it may be terminated in accordance with Section 11, this Guaranty shall remain in full force and effect and shall be binding upon Guarantor, its successors and assigns, in accordance with its terms, notwithstanding any increase, decrease or change in the partners of Guarantor, if it should be a partnership, or the merger, consolidation, or reorganization of Guarantor, if it be a corporation, or any other change concerning the form, structure or substance of any such entity.

SECTION 11. CONTINUING GUARANTY; TERMINATION. THIS GUARANTY IS A CONTINUING GUARANTY, WHICH SHALL REMAIN IN EFFECT UNTIL THE DATE SIX (6) MONTHS AFTER NOTICE OF TERMINATION IN WRITING FROM GUARANTOR IS ACTUALLY RECEIVED BY THE BANK AT THE BANK'S ADDRESS SET FORTH BELOW ("TERMINATION DATE"). SUCH TERMINATION WILL BE EFFECTIVE ONLY WITH RESPECT TO ALL OBLIGATIONS INCURRED OR CONTRACTED BY

THE BORROWER OR ACQUIRED BY THE BANK AFTER THE TERMINATION DATE, BUT THIS GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AS TO ALL OBLIGATIONS EXISTING ON AND AS OF THE TERMINATION DATE, INCLUDING ALL RENEWALS, COMPROMISES, MODIFICATIONS, EXTENSIONS AND OTHER AMENDMENTS RELATING THERETO, ALL INTEREST THEREON AND COLLECTION EXPENSES THEREFOR, UNTIL FULL PAYMENT OF SUCH OBLIGATIONS TO THE BANK.

SECTION 12. Obligations Deemed to Become Due. If the Borrower or Guarantor makes an assignment for the benefit of creditors or a trustee or receiver is appointed for the Borrower or Guarantor or for any of its property; or any proceeding by or against the Borrower or Guarantor (or any other guarantor), under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute is commenced; or Guarantor fails to furnish to the Bank such financial information concerning Guarantor as the Bank may from time to time request; or any representation or warranty made by Guarantor herein proves to be incorrect or untrue in any material respect; or Bank shall in good faith determine that there has been a material adverse change in Guarantor's or the Borrower's net worth or in good faith deem itself insecure with respect to Guarantor's or the Borrower's financial condition or ability to pay the Liabilities or Obligations, as the case may be, then all Obligations, regardless of their terms, for the purposes of this Guaranty, together with all Liabilities, shall be immediately due and payable, notwithstanding the absence of any default by the Borrower under any of the Obligations.

SECTION 13. Assignment. The Bank may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned.

SECTION 14. Notices. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by first class mail or by facsimile transmitter or tested telex, and shall be effective when received, and shall be sent as follows:

     If to the Guarantor, to the address set forth below its signature or such other address as it may designate, by written notice to the Bank as herein provided or such other address as may appear in the records of the Bank.

If to the Bank, to the following address:

                  Republic National Bank of New York (France)
                               20 Place Vendome
                                  75001 Paris
                                    France
                          Attention: Loan Department

or such other address as it may designate, by written notice to the Guarantor as herein provided.

SECTION 15. Other Guarantees; Amendments. The execution and delivery hereafter to the Bank by Guarantor of a new instrument of guarantee shall not terminate, supersede or cancel this instrument, unless expressly provided therein, and this instrument shall not terminate, supersede or cancel any instrument of guarantee previously delivered to the Bank by Guarantor, and all rights and remedies of the Bank hereunder or under any instrument of guarantee hereafter or heretofore executed and delivered to the Bank by Guarantor shall be cumulative and may be exercised singly or concurrently. This Guaranty may be amended only by a writing executed by Guarantor and a duly authorized officer of the Bank.

SECTION 16. No Waiver; Cumulative Remedies. No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. NO WAIVER OF ANY PROVISION OF THIS GUARANTY IS EFFECTIVE UNLESS MADE IN WRITING AND EXECUTED BY A DULY AUTHORIZED OFFICER OF THE BANK. All rights and remedies hereunder are cumulative and may be exercised singly or concurrently.

SECTION 17. Statute of Limitations. Any acknowledgment, new promise, payment of principal or interest or other act by the Borrower or others with respect to the Obligations shall be deemed to be made as agent of Guarantor, and shall, if the statute of limitations in favor of Guarantor against the Bank shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

SECTION 18. Governing Law; Consent to Jurisdiction; Service of Process. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed wholly within that State. Guarantor hereby consents to the jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York and consents that any action or proceeding hereunder may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and authorizes the service of process on Guarantor by registered or certified mail sent to its address as set forth in
Section 14.

SECTION 19. RIGHT OF BANK TO ARBITRATE DISPUTES.

     (a) GUARANTOR AGREES THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN OR AMONG GUARANTOR AND THE BANK WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT THE BANK'S ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY THE BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY GUARANTOR AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY GUARANTOR, BE RESOLVED BY ARBITRATION IN NEW YORK, NEW YORK IN ACCORDANCE WITH THE PROVISIONS OF THIS
SECTION 19 AND SHALL, AT THE ELECTION OF THE BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (I) THIS GUARANTY OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (II) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING GUARANTOR AND THE BANK, (III) ANY TRANSACTION CONTEMPLATED HEREBY AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING GUARANTOR AND THE BANK, AND (IV) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF GUARANTOR AND THE BANK. Bank may elect to require arbitration of any such Dispute with Guarantor without thereby being required to arbitrate all Disputes between the Bank and Guarantor. Any such dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the commercial arbitration rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this subsection 19(a). In any arbitration proceeding subject to these provisions, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in subsection 19(d).

     (b) No provision of, nor the exercise of any rights under, subsection 19(a) shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of the Bank, even if the Bank is the plaintiff, to submit the Dispute to arbitration if the Bank would otherwise have such right.

     (c) The Bank may require arbitration of any Dispute(s) concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise by the Bank of its right to take or dispose of any Collateral or its exercise of any other right in connection with Collateral including, without limitation, judicial foreclosure, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or otherwise as permitted by applicable law, notwithstanding any such exercise by the Bank.

     (d) Whenever an arbitration is required under subsection 19(a), the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks).

     (e) In the event of any Dispute governed by this Section 19, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party.


SECTION 20. Severability. If any one or more of the provisions contained in this Guaranty or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired.

SECTION 21. Headings. The descriptive headings used in this Guaranty are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

SECTION 22. Representations and Warranties. To induce Bank to extend credit or other financial accommodation to Borrower, Borrower represents and warrants to Bank that (i) Borrower is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to make, deliver and perform this Guaranty; (ii) the execution, delivery and performance by Borrower of this Guaranty have been duly authorized by all necessary corporate action, and does not and will not violate or conflict with, its charter or by-laws, or any law, rule, regulation or order binding on Borrower or any agreement or instrument to which Borrower is a party or which may be binding on Borrower; (iii) this Guaranty has been fully executed by an authorized officer of, and, constitutes a legal, valid, binding and enforceable obligation of Borrower; (iv) no authorization, consent, approval, license, exemption of or filing or registration with, any court or government or governmental agency is or will be necessary to the valid execution, delivery or performance by Borrower of this Guaranty; (v) there are no pending or threatened actions, suits or proceedings against or affecting Borrower by or before any court, commission, bureau or other governmental agency or instrumentality, which, individually or in the aggregate, if determined adversely to Borrower, would have a material adverse effect on the business, properties, operations, or condition, financial or otherwise, of Borrower; and
(vi) the most recent financial statements of Borrower heretofore delivered to Bank are complete and correct and since the date thereof there has not occurred any material adverse change in the financial condition or operations of Borrower from that shown on said financial statements.

SECTION 23. Payments Free and Clear of All Taxes. Each payment to be made hereunder shall be free and clear of, and without deductions for or on account of any present or future taxes, imposts, charges, levies, compulsory loans or other withholdings or deductions whatsoever. If Guarantor shall be required by applicable law to make any such deduction from any payment hereunder, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph) Bank receives an amount equal to the sum it would have received had no deductions been made, (ii) Guarantor shall make such deductions, and (iii) Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, Guarantor agrees to pay, if necessary, all stamp, documentary, or similar taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this instrument.

SECTION 24. Judgment Currency. Any and all Liabilities payable hereunder shall be paid in the currency(ies) which such Liability (including without limitation any Obligation) is by the terms expressed to be payable, whether in French Francs, U.S. Dollars or any other currency(ies) (the "Payment Currency"). If by reason of any applicable law or arbitral award, judicial or administrative decision or judgment, all or part of said amounts are payable in a currency other than such applicable Payment Currency (the "Other Currency(ies)"), the Guarantor shall indemnify the Bank from and against any loss resulting from the difference between the rate of exchange of the Other Currency for the Payment Currency(ies) as of the date of such award, decision or applicable judgment and the rate at which the Bank actually is able to purchase the Payment Currency with the Other Currency(ies) upon the Bank's actual receipt of payment in the Other Currency.

SECTION 25. WAIVER OF TRIAL BY JURY. EACH OF THE BANK AND GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY OR THE OBLIGATIONS.

SECTION 26. WAIVER OF CERTAIN OTHER RIGHTS. GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIMS OF LACHES OR SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.


IN WITNESS WHEREOF, the Guarantor(s) has/have executed this Guaranty and Security Agreement.

[SEAL]
                                Jean Philippe Fragrances, Inc.
                                ----------------------------------

                                By: /s/ RUSSELL GREENBERG
                                    ------------------------------
                                    Russell Greenberg, Executive Vice President
                                    551 5th Avenue, NY NY 10176


                                Elite Parfums, Ltd.
                                ----------------------------------

                                By: /s/ RUSSELL GREENBERG
                                    ------------------------------
                                    Russell Greenberg, Executive Vice President
                                    551 5th Avenue, NY NY 10176


[Corporate Acknowledgment]
STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 19th day of July, 1995, before me personally came Russell Greenberg, and Joseph A. Caccamo, to me known who, being duly sworn, deposes and says that (t)(s)he(y) is/are the Executive Vice President and the Secretary of Jean Philippe Fragrances, Inc., the corporation described in and which executed the above instrument; that (t)(s)he(y) know(s) the seal of the corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and (t)(s)he(y) signed his (her) (their) name(s) by like order.




                                            /s/ ANNIE FAILLER
                                    ----------------------------------
                                               Notary Public
                                               ANNIE FAILLER
                                     Notary Public, State of New York
                                              No. 01FA5023811
                                        Qualified in Queens County
                                     Commission Expires Feb. 14, 1996


[Corporate Acknowledgment]
STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 19th day of July, 1995, before me personally came Russell Greenberg, and Joseph A. Caccamo, to me known who, being duly sworn, deposes and says that (t)(s)he(y) is/are the Executive Vice President and the Secretary of Elite Parfums, Ltd., the corporation described in and which executed the above instrument; that (t)(s)he(y) know(s) the seal of the corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and (t)(s)he(y) signed his
(her) (their) name(s) by like order.




                                            /s/ ANNIE FAILLER
                                    ----------------------------------
                                               Notary Public
                                               ANNIE FAILLER
                                     Notary Public, State of New York
                                              No. 01FA5023811
                                        Qualified in Queens County
                                     Commission Expires Feb. 14, 1996